                                                                  EXHIBIT 10.T.1

                         CERTIFICATE PURCHASE AGREEMENT

               FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1





                                      among




               FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1,
                                    as Trust,




               FINOVA REALTY CAPITAL LOAN WAREHOUSE FUNDING, L.P.,
                                  as Depositor


                                       and


                   MORGAN STANLEY SECURITIZATION FUNDING INC.
                                  as Purchaser




                         dated as of September 29, 1998

                                TABLE OF CONTENTS

                                                                                                                     Page


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.  Certain Defined Terms..............................................................................  1
Section 1.02.  Other Definitional Provisions......................................................................  2

                                   ARTICLE II

                             COMMITMENT AND CLOSING

Section 2.01.  Commitment.........................................................................................  3
Section 2.02.  Closing............................................................................................  3

                                   ARTICLE III

                TRANSFER DATES AND COLLATERAL VALUE EXCESS DATES

Section 3.01.  Transfer Dates and Purchase Value Excess Dates.....................................................  4

                                   ARTICLE IV

               CONDITIONS PRECEDENT TO EFFECTIVENESS OF COMMITMENT

Section 4.01.  Closing Subject to Conditions Precedent............................................................  5

                                    ARTICLE V

                           REPRESENTATIONS AND WARRANTIES OF THE TRUST AND THE DEPOSITOR

Section 5.01.  Trust..............................................................................................  7
Section 5.02.  Securities Act.....................................................................................  9
Section 5.03.  No Fee............................................................................................  10
Section 5.04.  Information.......................................................................................  10
Section 5.05.  The Purchased Certificates........................................................................  10
Section 5.06.  Use of Proceeds...................................................................................  10
Section 5.07.  The Depositor.....................................................................................  10
Section 5.08.  Taxes, etc........................................................................................  10
Section 5.09.  Financial Condition...............................................................................  11

                                   ARTICLE VI

                           REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

Section 6.01.  Organization......................................................................................  11
Section 6.02.  Authority, etc....................................................................................  11
Section 6.03.  Securities Act....................................................................................  11
Section 6.04.  Investment Company Act............................................................................  12
Section 6.05.  Conflicts With Law................................................................................  12
Section 6.06.  Conflicts With Agreements, etc....................................................................  12

                                   ARTICLE VII

                    COVENANTS OF THE TRUST AND THE DEPOSITOR

Section 7.01.  Information from the Trust........................................................................  12
Section 7.02.  Access to Information.............................................................................  12
Section 7.03.  Ownership and Security Interests; Further Assurances..............................................  13
Section 7.04.  Covenants.........................................................................................  13
Section 7.05.  Amendments........................................................................................  13
Section 7.06.  With Respect to the Exempt Status of the Purchased Certificates...................................  13
Section 7.07.  Option to Acquire Future Class A Certificates.....................................................  14

                                  ARTICLE VIII

                              ADDITIONAL COVENANTS

Section 8.01.  Legal Conditions to Closing.......................................................................  14
Section 8.02.  Expenses..........................................................................................  14
Section 8.03.  Mutual Obligations................................................................................  15
Section 8.04.  Restrictions on Transfer..........................................................................  15
Section 8.05.  Confidentiality...................................................................................  15
Section 8.06.  Information Provided by the Purchaser.............................................................  15
Section 8.07.  Opinions..........................................................................................  15
Section 8.08.  Agents............................................................................................  15

                                   ARTICLE IX

                                 INDEMNIFICATION

Section 9.01.  Indemnification of Purchaser......................................................................  16
Section 9.02.  Procedure and Defense.............................................................................  16

                                    ARTICLE X

                                  MISCELLANEOUS

Section 10.01.  Amendments.......................................................................................  17
Section 10.02.  Notices..........................................................................................  17
Section 10.03.  No Waiver; Remedies..............................................................................  17
Section 10.04.  Binding Effect; Assignability....................................................................  17
Section 10.05.  Provision of Documents and Information...........................................................  18
Section 10.06.  Governing Law; Jurisdiction......................................................................  18
Section 10.07.  No Proceedings...................................................................................  19
Section 10.08.  Execution in Counterparts........................................................................  19
Section 10.09.  No Recourse - Purchaser..........................................................................  19
Section 10.10.  Survival.........................................................................................  19
Section 10.11.  Tax Characterization.............................................................................  19


Schedule I - Purchaser Account Information
Schedule II - Information for Notices

                  CERTIFICATE PURCHASE AGREEMENT ("Certificate Purchase Agreement") dated as of September 29, 1998, among FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1 (the "Trust"), FINOVA REALTY CAPITAL WAREHOUSE FUNDING, L.P. (the "Depositor"), and MORGAN STANLEY SECURITIZATION FUNDING INC. ("MSSFI," and in its capacity as Purchaser hereunder, the "Purchaser").

                  The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. Certain Defined Terms. Capitalized terms used herein without definition shall have the meanings set forth in the Trust and Servicing Agreement (as defined below). Additionally, the following terms shall have the following meanings:

                  "Closing" shall have the meaning set forth in Section 2.02.

                  "Closing Date" shall have the meaning set forth in Section
2.02.

                  "Commitment" means the commitment of the Purchaser to purchase Additional Class A Certificate Principal Balances pursuant to Section 2.01.

                  "Commitment Amount" means an amount equal to, at any date of determination, $1,000,000,000.

                  "Confidential Information" means the Basic Documents, the Purchased Certificates, all marketing information, financial information, terms sheets and other information concerning the transactions contemplated thereby, prepared by the Purchaser and its Affiliates.

                  "Default" shall have the meaning provided in Section 3.01.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934.

                  "Governmental Actions" means any and all consents, approvals, permits, orders, authorizations, waivers, exceptions, variances, exemptions or licenses of, or registrations, declarations or filings with, any Governmental Authority required under any Governmental Rules.

                  "Governmental Authority" means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and having jurisdiction over the applicable Person.

                  "Governmental Rules" means any and all laws, statutes, codes, rules, regulations, ordinances, orders, writs, decrees and injunctions, of any Governmental Authority and any and all legally binding conditions, standards, prohibitions, requirements and judgments of any Governmental Authority.

                  "Increase" means the increase of the Class A Certificate Principal Balance through the purchase by the Purchaser of Additional Class A Certificate Principal Balances sold pursuant to the terms hereof.

                  "Indemnified Party" means the Purchaser and any of its officers, directors, employees, agents, representatives, assignees and Affiliates and any Person who controls the Purchaser or its Affiliates within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

                  "Investment Company Act" shall have the meaning provided in
Section 5.01(i).

                  "Lien" means, with respect to any asset, (a) any mortgage, lien, pledge, charge, security interest, hypothecation, option or encumbrance of any kind in respect of such asset or (b) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.

                  "Loan Originator" means FINOVA Capital Corporation, a Delaware corporation.

                  "Purchased Certificates" means the Class A Certificates issued by the Trust pursuant to the Trust and Servicing Agreement.

                  "Purchaser" means the Purchaser and its permitted successors and assigns.

                  "Transfer Obligor" means FINOVA Capital Corporation, a Delaware corporation.

                  "Trust and Servicing Agreement" means the Trust and Servicing Agreement dated as of September 1, 1998 among FINOVA Commercial Mortgage Loan Owner Trust 1998-1, as Trust, FINOVA Capital Corporation, as Loan Originator, FINOVA Capital Corporation as Transfer Obligor, FINOVA Capital Corporation as Servicer and Wilmington Trust Company, as Owner Trustee, as the same may be amended, modified or supplemented from time to time.

                  "Third Party Claim" has the meaning specified in Section 9.02 hereof.

                  SECTION 1.02.  Other Definitional Provisions.

                  (a) All terms defined in this Certificate Purchase Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in
Section 1.01, and accounting terms partially defined in Section 1.01 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein shall control.

                  (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Certificate Purchase Agreement shall refer to this Certificate Purchase Agreement as a whole and not to any particular provision of this Certificate Purchase Agreement; and Section, subsection, Schedule and Exhibit references contained in this Certificate Purchase Agreement are references to Sections, subsections, and Exhibits in or to this Certificate Purchase Agreement unless otherwise specified.

                                   ARTICLE II

                             COMMITMENT AND CLOSING

                  SECTION 2.01.  Commitment.

                  (a) On each Transfer Date and Purchase Value Excess Date during the Revolving Period, to the extent that the Outstanding Class A Certificate Principal Balance (after giving effect to the proposed Increase) is less than the Commitment Amount, and subject to the terms and conditions hereof and in accordance with the other Basic Documents, the Purchaser agrees to fund such Increases in the Purchased Certificates pursuant to this Section 2.01(a) subject to the terms and conditions and in reliance upon the covenants, representations and warranties set forth herein and in the other Basic Documents, provided that the Outstanding Class A Certificate Principal Balance (after giving effect to the proposed Increase) of all Certificates for which Increases were effected pursuant to this Section 2.01(a) is less than $1,000,000,000.

                  (b) The Commitment Amount may be irrevocably reduced in whole or in part by the Trust upon 5 Business Days prior written notice to the Purchaser, with a copy to the Owner Trustee.

                  SECTION 2.02. Closing. The closing (the "Closing") of the execution of the Basic Documents and Purchased Certificates shall take place at 10:00 a.m. at the offices of Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, on September 29, 1998, or if the conditions to closing set forth in Article IV of this Certificate Purchase Agreement shall not have been satisfied or waived by such date, as soon as practicable after such conditions shall have been satisfied or waived, or at such other time, date and place as the parties shall agree upon (the date of the Closing being referred to herein as the "Closing Date").

                                   ARTICLE III

                TRANSFER DATES AND COLLATERAL VALUE EXCESS DATES

                  SECTION 3.01.  Transfer Dates and Purchase Value Excess Dates.

                  (a) Subject to the conditions and terms set forth herein and in Section 3.06(a) of the Trust and Servicing Agreement with respect to each Transfer Date and Section 3.06(b) of the Trust and Servicing Agreement with respect to each Purchase Value Excess Date, the Trust may request, and the Purchaser agrees to purchase Additional Class A Certificate Principal Balances from the Trust from time to time in accordance with, and upon the satisfaction, as of the applicable Transfer Date or Purchase Value Excess Date, as the case may be, of each of the following additional conditions:

                      (i) With respect to each Transfer Date, each condition set forth in Section 3.06(a) of the Trust and Servicing Agreement shall have been satisfied and with respect to each Purchase Value Excess Date, each condition set forth in Section 3.06(b) of the Trust and Servicing Agreement shall have been satisfied;

                      (ii) Each of the representations and warranties of the Trust, the Loan Originator, the Transfer Obligor, the Servicer and the Depositor made in the Basic Documents shall be true and correct as of such date (except to the extent they expressly relate to an earlier or later time);

                      (iii) The Trust, the Loan Originator, the Transfer Obligor, the Servicer and the Depositor shall be in compliance with all of their respective covenants contained in the Basic Documents and the Purchased Certificates;

                      (iv) No Event of Default and no Default shall have occurred or shall be occurring; and

                      (v) With respect to each Transfer Date, the Purchaser shall have received evidence satisfactory to it of the completion of all recordings, registrations, and filings as may be necessary or, in the reasonable opinion of the Purchaser, desirable to perfect or evidence the assignments required to be effected on such Transfer Date including, without limitation, the assignment of the Loans and the proceeds thereof required to be assigned pursuant to the related LPA Assignment and the T&SA Assignment.

                  (b) The Purchaser shall determine in its sole discretion whether each of the above conditions have been met and its determination shall be binding on the parties hereto.

                  (c) (i) The price paid by the Purchaser on each Transfer Date for the related Additional Class A Certificate Principal Balance shall be equal to 100% of such Additional Class A Certificate Principal Balance, and shall be remitted not later than 4:00 p.m. New York City time on the Transfer Date by wire transfer of immediately available funds to the Advance Account.

                      (ii) The price paid by the Purchaser on each Purchase Value Excess Date for the related Additional Class A Certificate Principal Balance shall be equal to 100% of the amount of Additional Class A Certificate Principal Balance requested by the Trust, which amount shall not exceed the Purchase Value Excess as of such Purchase Value Excess Date, and shall be remitted not later than 4:00 p.m. New York City time on the Purchase Value Excess Date by wire transfer of immediately available funds to (A) the Transfer Obligation Account, in an amount equal to the lesser of (1) the Additional Class A Certificate Principal Balance and (2) the Transfer Obligation Target Amount and (B) the Advance Account the excess (if any) of the Additional Class A Certificate Principal Balance over the amount deposited in the Transfer Obligation Account pursuant to clause (A) above.

                  (d) The Purchaser shall record on the schedule attached to the Purchased Certificates, the date and amount of any Additional Class A Certificate Principal Balance purchased by it; provided, that failure to make such recordation on such schedule or any error in such schedule shall not adversely affect the Purchaser's rights with respect to its Class A Certificate Principal Balance and its right to receive interest payments in respect of the Class A Certificate Principal Balance actually held. Absent manifest error, the Class A Certificate Principal Balance of the Purchased Certificates as set forth in the Purchaser's records shall be binding upon the parties hereto, notwithstanding any notation or record made or kept by any other party hereto.

                                   ARTICLE IV

                             CONDITIONS PRECEDENT TO
                           EFFECTIVENESS OF COMMITMENT

                  SECTION 4.01 Closing Subject to Conditions Precedent. The effectiveness of the Commitment hereunder is subject to the satisfaction at the time of the Closing of the following conditions (any or all of which may be waived by the Purchaser in its sole discretion):

                  (a) Performance by the Trust, the Depositor, the Servicer, the Transfer Obligor and the Loan Originator. All the terms, covenants, agreements and conditions of the Basic Documents to be complied with and performed by the Trust, the Depositor, the Servicer, the Transfer Obligor and the Loan Originator on or before the Closing Date shall have been complied with and performed in all material respects.

                  (b) Representations and Warranties. Each of the representations and warranties of the Trust, the Depositor, the Servicer, the Transfer Obligor and the Loan Originator made in the Basic Documents shall be true and correct in all material respects as of the Closing Date (except to the extent they expressly relate to an earlier or later time).

                  (c) Officer's Certificate. The Purchaser shall have received in form and substance satisfactory to the Purchaser, an Officer's Certificate from the Depositor, the Servicer, the Transfer Obligor and the Loan Originator and a certificate of an Authorized

Officer of the Trust, dated the Closing Date, certifying to the satisfaction of the conditions set forth in the preceding paragraphs (a) and (b).

                  (d) Opinions of Counsel to the Trust, Loan Originator, Transfer Obligor, Servicer and Depositor. Counsel to the Trust, Loan Originator, Transfer Obligor, Servicer and Depositor shall have delivered to the Purchaser favorable opinions, dated as of the Closing Date and satisfactory in form and substance to the Purchaser and its counsel.

                  (e) Opinions of Counsel to the Owner Trustee. Delaware counsel to the Owner Trustee of the Trust shall have delivered to the Purchaser favorable opinions regarding the formation, existence and standing of the Trust and of the Trust's execution, authorization and delivery of each of the Basic Documents to which it is a party and such other matters as the Purchaser may request, dated as of the Closing Date and satisfactory in form and substance to the Purchaser and its counsel.

                  (f) Filings and Recordations. The Purchaser shall have received evidence satisfactory to it of (i) the completion of all recordings, registrations, and filings as may be necessary or, in the opinion of the Purchaser, desirable to perfect or evidence the assignment by the Loan Originator to the Depositor of the Loan Originator's ownership interest in the Owner Trust Estate including, without limitation, the Loans and the proceeds thereof, and (ii) the completion of all recordings, registrations and filings as may be necessary or, in the opinion of the Purchaser, desirable to perfect or evidence the assignment by the Depositor to the Trust of the Depositor's ownership interest in the Owner Trust Estate including, without limitation, the Loans and the proceeds thereof.

                  (g) Documents. The Purchaser shall have received a duly executed counterpart of each of the Basic Documents, the Purchased Certificates and each and every document or certification delivered by any party in connection with any of the Basic Documents or the Purchased Certificates, and each such document shall be in full force and effect.

                  (h) Actions or Proceedings. No action, suit, proceeding or investigation by or before any Governmental Authority shall have been instituted to restrain or prohibit the consummation of, or to invalidate, any of the transactions contemplated by the Basic Documents, the Purchased Certificates and the documents related thereto in any material respect.

                  (i) Approvals and Consents. All Governmental Actions of all Governmental Authorities required with respect to the transactions contemplated by the Basic Documents, the Purchased Certificates and the documents related thereto shall have been obtained or made.

                  (j) Accounts. The Purchaser shall have received evidence satisfactory to it that each Trust Account has each been established in accordance with the terms of the Trust and Servicing Agreement.

                  (k) Fees and Expenses. The fees and expenses payable pursuant to Section 8.02(b) shall have been paid.

                  (l) Other Documents. The Trust, the Loan Originator, the Transfer Obligor, the Servicer and the Depositor shall have furnished to the Purchaser such other opinions, information, certificates and documents as the Purchaser may request.

                  (m) Proceedings in Contemplation of Sale of Purchased Certificates. All actions and proceedings undertaken by the Trust, the Loan Originator, the Transfer Obligor, the Servicer and the Depositor in connection with the issuance and sale of the Purchased Certificates as herein contemplated shall be satisfactory in all respects to the Purchaser and its counsel.

                  If any condition specified in this Section 4.01 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Purchaser by notice to the Transfer Obligor at any time at or prior to the Closing Date, and the Purchaser shall incur no liability as a result of such termination.

                                    ARTICLE V

          REPRESENTATIONS AND WARRANTIES OF THE TRUST AND THE DEPOSITOR

                  The Trust and the Depositor hereby jointly and severally make the following representations and warranties to the Purchaser, as of the Closing Date, and as of each Transfer Date and Purchase Value Excess Date, and the Purchaser shall be deemed to have relied on such representations and warranties in making (or committing to make) purchases of Additional Class A Certificate Balances on each Transfer Date and Purchase Value Excess Date:

                  SECTION 5.01.  Trust.

                  (a) The Trust has been duly organized and is validly existing and in good standing as a business trust under the laws of the State of Delaware, with requisite trust power and authority to own its properties and to transact the business in which it is now engaged, and is duly qualified to do business and is in good standing (or is exempt from such requirements) in each State of the United States where the nature of its business requires it to be so qualified and the failure to be so qualified and in good standing would have a material adverse effect on the Trust or any adverse effect on the interests of the Purchaser.

                  (b) The issuance, sale, assignment and conveyance of the Purchased Certificates, the performance of the Trust's obligations under each Basic Document to which it is a party and the consummation of the transactions therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than any Lien created by the Basic Documents), charge or encumbrance upon any of the property or assets of the Trust or any of its Affiliates pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it or any of its Affiliates is bound or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of its organizational documents or any Governmental Rule applicable to the Trust, in each case which could be expected to have a material adverse effect on the transactions contemplated therein.

                  (c) No Governmental Action which has not been obtained is required by or with respect to the Trust in connection with the execution and delivery of the Purchased Certificates to the Purchaser. No Governmental Action which has not been obtained is required by or with respect to the Trust in connection with the execution and delivery of any of the Basic Documents to which the Trust is a party or the consummation by the Trust of the transactions contemplated thereby.

                  (d) The Trust possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect its condition, financial or otherwise, or its earnings, business affairs or business prospects.

                  (e) Each of the Basic Documents to which the Trust is a party has been duly authorized, executed and delivered by the Trust and is a valid and legally binding obligation of the Trust, enforceable against the Trust in accordance with its terms, subject to enforcement to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

                  (f) The execution, delivery and performance by the Trust of each of its obligations under each of the Basic Documents to which it is a party will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the its properties are subject or of any statute, order or regulation applicable to the Trust of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Trust or any of its properties, in each case which could be expected to have a material adverse effect on any of the transactions contemplated therein.

                  (g) The Trust is not in violation of its organizational documents or in default under any agreement, indenture or instrument the effect of which violation or default would be material to the Trust or the transactions contemplated by the Basic Documents. The Trust is not a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Trust that materially and adversely affects, or may in the future materially and adversely affect (i) the ability of the Trust to perform its obligations under any of the Basic Documents to which it is a party or (ii) the business, operations, financial condition, properties, assets or prospects of the Trust.

                  (h) There are no actions or proceedings against, or investigations of, the Trust pending, or, to the knowledge of the Trust threatened, before any Governmental Authority, court, arbitrator, administrative agency or other tribunal (i) asserting the invalidity of any of the Basic Documents, or (ii) seeking to prevent the issuance of the Purchased Certificates or the consummation of any of the transactions contemplated by the Basic Documents or the Purchased Certificates, or (iii) that, if adversely determined, could materially and adversely affect the business, operations, financial condition, properties, assets or prospects of the Trust or the validity or enforceability of, or the performance by the Trust of its respective obligations under, any of the Basic Documents to which it is a party or (iv) seeking to affect adversely the income tax attributes of the Purchased Certificates.

                  (i) The Trust is not, and neither the issuance and sale of the Purchased Certificates to the Purchaser nor the activities of the Trust pursuant to the Basic Documents, shall render the Trust an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (j) It is not necessary to qualify the Trust and Servicing Agreement under the Trust Indenture Act of 1939, as amended.

                  (k) The Trust is solvent and has adequate capital for its business and undertakings.

                  (l) The chief executive offices of the Trust are located at FINOVA Commercial Mortgage Loan Owner Trust 1998-1, c/o Wilmington Trust Company, as Owner Trustee, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, telecopy number: (302) 651-8882, telephone number (302) 651-1000.

                  (m) There are no contracts, agreements or understandings between the Trust and any Person granting such Person the right to require the filing at any time of a registration statement under the Act with respect to the Purchased Certificates.

                  SECTION 5.02. Securities Act. Assuming the accuracy of the representations and warranties of and compliance with the covenants of the Purchaser contained herein, the sale of the Purchased Certificates pursuant to this Agreement and the sale of Additional Class A Certificate Principal Balances are each exempt from the registration and prospectus delivery requirements of the Act. In the case of the offer or sale of the Purchased Certificates, no form of general solicitation or general advertising was used by the Trust, any Affiliates of the Trust or any person acting on its or their behalf, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Neither the Trust, any

Affiliates of the Trust nor any Person acting on its or their behalf has offered or sold, nor will the Trust or any Person acting on its behalf offer or sell directly or indirectly, the Purchased Certificates or any other security in any manner that, assuming the accuracy of the representations and warranties and the performance of the covenants given by each Purchaser and compliance with the applicable provisions of the Trust and Servicing Agreement with respect to each transfer of the Purchased Certificates, would render the issuance and sale of any of the Purchased Certificates as contemplated hereby a violation of Section 5 of the Act or the registration or qualification requirements of any state securities laws, nor has any such Person authorized, nor will it authorize, any Person to act in such manner.

                  SECTION 5.03. No Fee. Neither the Trust, the Depositor nor any of their Affiliates has paid or agreed to pay to any Person any compensation for soliciting another to purchase the Purchased Certificates.

                  SECTION 5.04. Information. The information provided pursuant to Section 7.01(a) hereof will, at the date thereof, be true and correct in all material respects.

                  SECTION 5.05. The Purchased Certificates. The Purchased Certificates have been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Trust and Servicing Agreement, and delivered to and paid for in accordance with this Certificate Purchase Agreement, will be duly and validly issued and outstanding and will be entitled to the benefits of the Trust and Servicing Agreement.

                  SECTION 5.06. Use of Proceeds. No proceeds of a purchase hereunder will be used (i) for a purpose that violates or would be inconsistent with Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction in violation of Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

                  SECTION 5.07. The Depositor. The Depositor hereby makes to the Purchaser each of the representations, warranties and covenants set forth in
Section 4.01 of the Trust and Servicing Agreement as of the Closing Date, as of each Transfer Date and as of each Purchase Value Excess Date (except to the extent that any such representation, warranty or covenant is expressly made as of another date).

                  SECTION 5.08. Taxes, etc. Any taxes, fees and other charges of Governmental Authorities applicable to the Trust and the Depositor, except for franchise or income taxes, in connection with the execution, delivery and performance by the Trust and the Depositor of each Basic Document to which they are parties, the issuance of the Purchased Certificates or otherwise applicable to the Trust or the Depositor in connection with the Owner Trust Estate have been paid or will be paid by the Trust or the Depositor, as applicable, at or prior to the Closing Date, Transfer Date or Purchase Value Excess Date, as applicable, to the extent then due.

                  SECTION 5.09. Financial Condition. On the date hereof, on each Transfer Date and on each Purchase Value Excess Date, neither the Trust nor the Depositor is or will be insolvent or the subject of any voluntary or involuntary bankruptcy proceeding.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES
                          WITH RESPECT TO THE PURCHASER

                  The Purchaser hereby makes the following representations and warranties, as to itself, to the Trust and the Depositor on which the same may rely in entering into this Certificate Purchase Agreement.

                  SECTION 6.01. Organization. The Purchaser has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization with power and authority to own its properties and to transact the business in which it is now engaged.

                  SECTION 6.02. Authority, etc. The Purchaser has all requisite power and authority to enter into and perform its obligations under this Certificate Purchase Agreement and to consummate the transactions herein contemplated. The execution and delivery by the Purchaser of this Certificate Purchase Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly and validly authorized by all necessary organizational action on the part of the Purchaser. This Certificate Purchase Agreement has been duly and validly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject as to enforcement to bankruptcy, reorganization, insolvency, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. Neither the execution and delivery by the Purchaser of this Certificate Purchase Agreement nor the consummation by the Purchaser of any of the transactions contemplated hereby, nor the fulfillment by the Purchaser of the terms hereof, will conflict with, or violate, result in a breach of or constitute a default under any term or provision of the Purchaser's organizational documents or any Governmental Rule applicable to the Purchaser.

                  SECTION 6.03. Securities Act. The Purchaser will acquire the Purchased Certificates pursuant to this Certificate Purchase Agreement without a view to any public distribution thereof, and will not offer to sell or otherwise dispose of the Purchased Certificates (or any interest therein) in violation of any of the registration requirements of the Act or any applicable state or other securities laws, or by means of any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) and will comply with the requirements of the Trust and Servicing Agreement. The Purchaser acknowledges that it has no right to require the Trust to register the Purchased Certificates under the Act or any other securities law.

                  SECTION 6.04. Investment Company Act. The Purchaser is not required to register as an "investment company" nor is the Purchaser controlled by an "investment company" within the meaning of the Investment Company Act.

                  SECTION 6.05. Conflicts With Law . The execution, delivery and performance by the Purchaser of its obligations under this Certificate Purchase Agreement will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound or of any statute, order or regulation applicable to the Purchaser of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Purchaser, in each case which could be expected to have a material adverse effect on the transactions contemplated therein.

                  SECTION 6.06. Conflicts With Agreements, etc. The Purchaser is not in violation of its organizational documents or in default under any agreement, indenture or instrument the effect of which violation or default would be materially adverse to the Purchaser in the performance of its obligations or duties under any of the Basic Documents to which it is a party. The Purchaser is not a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Purchaser that materially and adversely affects, or may in the future materially and adversely affect the ability of the Purchaser to perform its obligations under this Certificate Purchase Agreement.

                                   ARTICLE VII

                    COVENANTS OF THE TRUST AND THE DEPOSITOR

                  SECTION 7.01. Information from the Trust. So long as the Purchased Certificates remain outstanding, the Trust and the Depositor shall each furnish to the Purchaser:

                  (a) such information (including financial information), documents, records or reports with respect to the Owner Trust Estate, the Loans, the Trust, the Loan Originator, the Transfer Obligor the Servicer or the Depositor as the Purchaser may from time to time request;

                  (b) as soon as possible and in any event within five Business Days after the occurrence thereof, notice of each Event of Default under the Trust and Servicing Agreement, and each Default; and

                  (c) promptly and in any event within 30 days after the occurrence thereof, written notice of a change in address of the chief executive office of the Trust or the Depositor.

                  SECTION 7.02. Access to Information. So long as the Purchased Certificates remain outstanding, each of the Trust and the Depositor shall, at any time and from time to time during regular business hours, or at such other times upon reasonable notice to the Trust or the Depositor, as applicable, permit the Purchaser, or its agents or representatives to:

                  (a) examine all books, records and documents (including computer tapes and disks) in the possession or under the control of the Trust, or the Depositor relating to the Loans as may be requested, and

                  (b) visit the offices and property of the Trust and the Depositor for the purpose of examining such materials described in clause (a) above.

                  Except as provided in Section 10.05, any information obtained by the Purchaser pursuant to this Section 7.02 shall be held in confidence unless and to the extent such information (i) has become available to the public, (ii) is required or requested by any Governmental Authority or in any court proceeding or (iii) is required by any Governmental Rule.

                  SECTION 7.03. Ownership and Security Interests; Further Assurances. The Depositor will take all action necessary to maintain the Trust's ownership interest in the Loans and the other items sold pursuant to Article III of the Trust and Servicing Agreement.

                  The Trust and the Depositor agree to take any and all acts and to execute any and all further instruments necessary or requested by the Purchaser to more fully effect the purposes of this Certificate Purchase Agreement.

                  SECTION 7.04. Covenants. The Trust and the Depositor shall each duly observe and perform each of their respective covenants set forth in each of the Basic Documents to which they are parties.

                  SECTION 7.05. Amendments. Neither the Trust or the Depositor shall make, or permit any Person to make, any amendment, modification or change to, or provide any waiver under any Basic Document to which the Trust or the Depositor, as applicable, is a party without the prior written consent of the Purchaser to the extent that such amendment, modification, change or waiver would materially and adversely affect the interests, rights or powers of the Purchaser under any of the Basic Documents.

                  SECTION 7.06. With Respect to the Exempt Status of the Purchased Certificates.

                  (a) Neither the Trust or the Depositor, nor any of their respective Affiliates, nor any Person acting on their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Purchased Certificates under the Securities Act.

                  (b) Neither the Trust or the Depositor, nor any of their Affiliates, nor any Person acting on their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities
Act) in connection with any offer or sale of the Purchased Certificates.

                  (c) On or prior to any Transfer Date or Purchase Value Excess Date, the Trust and the Depositor will furnish or cause to be furnished to the Purchaser and any subsequent purchaser therefrom of Additional Class A Certificate Principal Balance, if the Purchaser or such subsequent purchaser so request, a letter from each Person furnishing a certificate or opinion on the Closing Date as described in Section 4.01 hereof or on or before any such Transfer Date or Purchase Value Excess Date in which such Person shall state that such subsequent purchaser may rely upon such original certificate or opinion as though delivered and addressed to such subsequent purchaser and made on and as of the Closing Date or such Transfer Date or Purchase Value Excess Date, as the case may be, except for such exceptions set forth in such letter as are attributable to events occurring after the Closing Date or such Transfer Date or Purchase Value Excess Date.

                  SECTION 7.07. Option to Acquire Future Class A Certificates. In consideration of the Commitment hereunder and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Depositor covenants and agrees to, at the request of the Purchaser, sell to the Purchaser class A certificates issued by trusts to be formed by the Depositor on terms and conditions identical to those set forth herein, provided, however that this option shall not apply to trusts formed by Affiliates of Depositor.

                                  ARTICLE VIII

                              ADDITIONAL COVENANTS

                  SECTION 8.01. Legal Conditions to Closing. The parties hereto will take all reasonable action necessary to obtain (and will cooperate with one another in obtaining) any consent, authorization, permit, license, franchise, order or approval of, or any exemption by, any Governmental Authority or any other Person, required to be obtained or made by it in connection with any of the transactions contemplated by this Certificate Purchase Agreement.

                  SECTION 8.02.  Expenses.

                  (a) The Trust and the Depositor jointly and severally covenant that, whether or not the Closing takes place, except as otherwise expressly provided herein, all costs and expenses incurred in connection with this Certificate Purchase Agreement and the transactions contemplated hereby shall be paid by the Trust or the Depositor.

                  (b) The Trust and the Depositor jointly and severally covenant to pay as and when billed by the Purchaser all of the out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and in the other Basic Documents including, without limitation, (i) all reasonable fees, disbursements and expenses of counsel to the Purchaser, (ii) all reasonable fees and expenses of the Owner Trustee and their counsel and (iii) all reasonable fees and expenses of the Custodian and its counsel.

                  SECTION 8.03. Mutual Obligations. On and after the Closing, each party hereto will do, execute and perform all such other acts, deeds and documents as the other party may from time to time reasonably require in order to carry out the intent of this Certificate Purchase Agreement.

                  SECTION 8.04. Restrictions on Transfer. The Purchaser agrees that it will comply with the restrictions on transfer of the Purchased Certificates set forth in the Trust and Servicing Agreement and resell the Purchased Certificates only in compliance with such restrictions.

                  SECTION 8.05. Confidentiality. Each of the Trust and the Depositor shall hold in confidence all Confidential Information and shall not, at any time hereafter, use disclose or divulge any such information, knowledge or data to any Person except:

               (a) Information which at the time of disclosure is a part of the public knowledge or literature and readily accessible;

               (b) Information required to be disclosed by a Governmental Authority or applicable law or regulation; or

               (c) Disclosure to a Person that has entered into a confidentiality agreement, acceptable to the Purchaser.

               Any Confidential Information shall be held in confidence unless and to the extent such information (i) has become available to the public, (ii) is required or requested by any Governmental Authority or in any court proceeding or (iii) is required by any Governmental Rule.

               SECTION 8.06. Information Provided by the Purchaser. The Purchaser hereby covenants to determine LIBOR in accordance with the definition thereof in the Basic Documents and shall give notice to the Servicer of the Interest Payment Amount on each Determination Date. The Purchaser shall cause the Market Value Agent to give notice to the Servicer of any Hedge Funding Requirement on or before the Determination Date related to any Distribution Date. In addition, on each Determination Date, the Purchaser hereby covenants to give notice to the Servicer of (i) the Trust/Depositor Indemnities, (ii) Due Diligence Fees and (iii) the Purchase Value for each Loan for the related Distribution Date.

               SECTION 8.07. Opinions. When obtained by the Loan Originator, the Loan Originator shall cause its counsel to deliver to the Purchaser, favorable opinions, dated as of the date of such delivery the effect that the Trust will not be treated as an association (or publicly traded partnership) taxable as a corporation or as a taxable mortgage pool, for federal income tax purposes.

               Section 8.08. Agents. The Initial Class A Certificateholder agrees to cause its Affiliate, Morgan Stanley and Co. Incorporated, to act as Market Value Agent and Disposition Agent in accordance with the terms of the Basic Documents.

                                   ARTICLE IX

                                 INDEMNIFICATION

                  SECTION 9.01. Indemnification of Purchaser. Each of the Trust, the Servicer and the Depositor hereby agree to, jointly and severally, indemnify and hold harmless each Indemnified Party against any and all losses, claims, reasonable damages, liabilities, expenses or judgments (including reasonable accounting fees and legal fees and other expenses incurred in connection with this Certificate Purchase Agreement or any other Basic Document and any action, suit or proceeding or any claim asserted) (collectively, "Losses"), as incurred (payable promptly upon written request), for or on account of or arising from or in connection with any information prepared by and furnished or to be furnished by any of the Trust, Loan Originator, Servicer or the Depositor pursuant to or in connection with the transactions contemplated hereby including, without limitation, such written information as may have been and may be furnished in connection with any due diligence investigation with respect to the business, operations, financial condition of the Trust, Loan Originator, the Servicer, the Depositor or with respect to the Loans, to the extent such information contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading; provided, however, that the Trust, Loan Originator, Servicer or the Depositor shall not be so required to indemnify an Indemnified Party or to otherwise be liable to an Indemnified Party for any losses in respect of the performance of the Loans, the creditworthiness of the Borrowers under the Loans, changes in the market value of the Loans or other, similar investment risks associated with the Loans or for any losses arising from a breach of any representation or warranty set forth in Sections 4.02 or 4.04 of the Trust and Servicing Agreement hereof, to the extent that a remedy for the breach of which is provided in Sections 3.05 or 4.05 of the Trust and Servicing Agreement. The indemnities contained in this
Section 9.01 will be in addition to any liability which the Trust, the Servicer or the Depositor may otherwise have pursuant to this Certificate Purchase Agreement and any other Basic Document.

                  SECTION 9.02. Procedure and Defense. In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be instituted involving any Indemnified Party in respect of which indemnity may be sought pursuant to Section 9.01, such Indemnified Party shall promptly notify the Trust, the Servicer and the Depositor in writing and, upon request of the Indemnified Party, the Trust, the Servicer and the Depositor shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the indemnifying party may designate and shall pay the reasonable fees and disbursements of such counsel related to such proceeding; provided that no failure to give such notice or deliver such documents shall effect the rights to indemnity hereunder. The Indemnified Party will have the right to employ its own counsel in any such action in addition to the counsel of the Servicer, but the fees and expenses of such counsel will be at the expense of such Indemnified Party, unless (i) the employment of counsel by the Indemnified Party at its expense has been reasonably authorized in writing by the Depositor, Trust or Servicer, (ii) the Depositor, Trust or Servicer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (iii) the named parties to any such action or proceeding (including any impleaded parties) including the Depositor, Trust or Servicer and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Depositor, Trust or Servicer. Expenses of counsel to any Indemnified Party shall be reimbursed by the Trust, the Servicer and the Depositor as they are incurred. The Trust, the Servicer and the Depositor shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. Neither the Trust, the Servicer nor the Depositor will, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

                                    ARTICLE X

                                  MISCELLANEOUS

                  SECTION 10.01. Amendments. No amendment or waiver of any provision of this Certificate Purchase Agreement shall in any event be effective unless the same shall be in writing and signed by all of the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 10.02. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telecopies) and mailed, telecopied or delivered (with a copy delivered by overnight courier), as to each party hereto, at its address as set forth in Schedule II hereto or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be deemed effective upon receipt thereof, and in the case of telecopies, when receipt is confirmed by telephone.

                  SECTION 10.03. No Waiver; Remedies. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 10.04.  Binding Effect; Assignability.

                  (a) This Certificate Purchase Agreement shall be binding upon and inure to the benefit of the Trust, the Depositor and the Purchaser and their respective permitted successors and assigns (including any subsequent holders of the Purchased Certificates);

provided, however, neither the Trust or the Depositor shall have any right to assign their respective rights hereunder or interest herein (by operation of law or otherwise) without the prior written consent of the Purchaser.

                  (b) The Purchaser may, in the ordinary course of its business and in accordance with applicable law, including applicable securities laws, at any time sell to one or more Persons (each, a "Participant"), participating interests in all or a portion of its rights and obligations under this Certificate Purchase Agreement. Notwithstanding any such sale by the Purchaser of participating interests to a Participant, the Purchaser's rights and obligations under this Certificate Purchase Agreement shall remain unchanged, the Purchaser shall remain solely responsible for the performance thereof, and the Trust and the Depositor shall continue to deal solely and directly with the Purchaser and shall have no obligations to deal with any Participant in connection with the Purchaser's rights and obligations under this Certificate Purchase Agreement. Each of the Trust and the Depositor also agrees that each Participant shall be entitled to the benefits of Article IX hereof; provided, however, that all amounts payable by the Trust or the Depositor to the Participant shall be limited to the amounts which would have been payable directly to the Purchaser with respect to such participating interest had the Purchaser, rather than the participant, held such participating interest.

                  (c) This Certificate Purchase Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as all amounts payable with respect to the Purchased Certificates shall have been paid in full.

                  SECTION 10.05. Provision of Documents and Information. Each of the Trust and the Depositor acknowledges and agrees that the Purchaser is permitted to provide to any subsequent Purchaser, permitted assignees and Participants, opinions, certificates, documents and other information relating to the Trust, the Depositor and the Loans delivered to the Purchaser pursuant to this Certificate Purchase Agreement.

                  SECTION 10.06. GOVERNING LAW; JURISDICTION. THIS CERTIFICATE PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS. EACH OF THE PARTIES TO THIS CERTIFICATE PURCHASE AGREEMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

                  SECTION 10.07. No Proceedings. Until the date that is one year and one day after the last day on which any amount is outstanding under this Certificate Purchase Agreement, the Depositor and the Purchaser hereby covenant and agree that they will not institute against the Trust, or join in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

                  SECTION 10.08. Execution in Counterparts. This Certificate Purchase Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                  SECTION 10.09.  No Recourse - Purchaser.

                  (a) The obligations of the Purchaser under this Certificate Purchase Agreement, or any other agreement, instrument, document or certificate executed and delivered by or issued by the Purchaser or any officer thereof are solely the partnership or corporate obligations of the Purchaser, as the case may be. No recourse shall be had for payment of any fee or other obligation or claim arising out of or relating to this Certificate Purchase Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by the Purchaser or any officer thereof in connection therewith, against any stockholder, limited partner, employee, officer, director or incorporator of the Purchaser.

                  (b) The Purchaser by accepting the Certificate acknowledges that such Certificate represents an obligation of the Trust and does not represent an interest in or an obligation of the Loan Originator, the Servicer, the Transfer Obligor, the Depositor, the Administrator, the Owner Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificate or the Basic Documents.

                  SECTION 10.10. Survival. All representations, warranties, covenants, guaranties and indemnifications contained in this Certificate Purchase Agreement and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the sale, transfer or repayment of the Purchased Certificates.

                  SECTION 10.11. Tax Characterization. Each party to this Certificate Purchase Agreement (a) acknowledges and agrees that it is the intent of the parties to this Certificate Purchase Agreement that for all purposes, including federal, state and local income, single business and franchise tax purposes, the trust created under the Trust and Servicing Agreement will not be characterized as an association (or publicly traded partnership) taxable as a corporation, (b) agrees to treat the Purchased Certificates for federal, state and local income and franchise tax purposes as partnership interests and (c) agrees that the provisions of all Basic Documents shall be construed to further these intentions of the parties.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties have caused this Certificate Purchase Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

                             FINOVA COMMERCIAL MORTGAGE LOAN
                              OWNER TRUST 1998-1,
                              as Trust


                             By:    Wilmington Trust Company, not in its
                                    individual capacity but solely as Owner
                                    Trustee

                             By:    /s/James P. Lawler
                                    ---------------------------------------
                                    Name:  James P. Lawler
                                    Title:    Vice President



                             MORGAN STANLEY SECURITIZATION
                              FUNDING INC.,
                              as Purchaser


                             By:   /s/J. Douglas Van Ness
                                  ---------------------------------------
                                  Name:  Douglas Van Ness
                                  Title:



                             FINOVA REALTY CAPITAL WAREHOUSE
                              FUNDING, L.P.,
                              as Depositor

                             By:    FINOVA Warehouse Funding
                                    Inc., as General Partner


                             By:    /s/Melissa Huckins
                                    ---------------------------------------
                                    Name:  Melissa Huckins
                                    Title:  Vice President - Assistant Treasurer

ACCEPTED AND AGREED
WILMINGTON TRUST COMPANY, as Owner Trustee

By:  /s/ James P. Lawler
     ---------------------------
     Name:
     Title:

                                   SCHEDULE I

                         [PURCHASER ACCOUNT INFORMATION]


Citibank:  ABA Routing number: 021000089.
For the Account of MSSFI: Account number:  40739088.

                                   SCHEDULE II

                            [INFORMATION FOR NOTICES]


                  1. if to the Trust:

                             FINOVA Commercial Mortgage Loan Owner Trust 1998-1
                              c/o Wilmington Trust Company
                             Rodney Square North
                             1100 North Market Street
                             Wilmington, Delaware 19890

                             Attention: Corporate Trust Administration


                             Telecopy: (302) 651-8882
                             Telephone:(302) 651-1000


                  2. if to the Loan Originator:


                             FINOVA Capital Corporation
                             1850 N. Central Ave.
                             Phoenix, AZ 85004

                             Attention: Frederick C. Bauman

                             Telecopy number:  (602) 207-5036
                             Telephone number:  (602) 207-6904


                  3. if to the Depositor:

                           FINOVA Realty Capital Warehouse Funding, L.P. c/o FINOVA Realty Capital Funding Inc.,
                           1850 N. Central Ave.
                           Phoenix, AZ 85004

                           Attention:  Frederick C. Bauman

                           Telecopy number:  (602) 207-5036

                           Telephone number:  (602) 207-6904

                  4.       if to the Purchaser:

                                    Morgan Stanley Securitization Funding Inc.
                                    1585 Broadway
                                    New York, New York 10036

                                    Attention: J. Douglas Van Ness
                                    Telecopy:(212) 761-0782
                                    Telephone:(212) 761-1779


                                      -2-